Exhibit 10.2

AMENDMENT NO. 2
AMENDMENT NO. 2, dated as of June 30, 2017 (this “Amendment”), among WESTROCK COMPANY, a Delaware corporation (the “Company”), WESTROCK COMPANY OF CANADA HOLDINGS CORP./COMPAGNIE DE HOLDINGS WESTROCK DU CANADA CORP., a Nova Scotia unlimited company (the “Canadian Borrower” and, together with the Company, the “Borrowers”), the other Credit Parties, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as multicurrency agent for the Lenders (in such capacity, the “Multicurrency Agent,” together with the Administrative Agent, the “Agent”), to the Credit Agreement dated as of July 1, 2015, by and among the Borrowers, the Subsidiary Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Administrative Agent, the Multicurrency Agent and the Lenders and Issuing Lenders referred to therein (as amended by Amendment No. 1, dated as of July 1, 2016, by and among the Borrowers, the Agent and the Lenders party thereto, and as further amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, pursuant to Section 2.27 of the Credit Agreement, the Company has requested (x) a one year extension of the Revolving Maturity Date solely with respect to all or a portion of (i) the Extended Multicurrency Revolving Commitments and (ii) the Extended U.S. Revolving Commitments and (y) a two year extension of the Revolving Maturity Date solely with respect to all or a portion of (i) the Non-Extended Multicurrency Revolving Commitments and (ii) the Non-Extended U.S. Revolving Commitments (the “Requested Extension”);
WHEREAS, by providing an executed counterpart to this Amendment in the form of Exhibit B hereto and indicating such consent thereon, certain Extended Multicurrency Revolving Lenders, Extended U.S. Revolving Lenders, Non-Extended Multicurrency Revolving Lenders and Non-Extended U.S. Revolving Lenders (each, an “Extended Lender” and collectively, the “Extended Lenders”) have consented to the Requested Extension in accordance with Section 2.27 of the Credit Agreement (as amended hereby); and
WHEREAS, pursuant to Section 9.1 of the Credit Agreement, the Credit Parties, the Required Lenders and the Agent desire to amend the Credit Agreement as set forth herein to effect the Requested Extension and to effect certain other amendments.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment. Effective as of the Effective Date (as defined below):
(a)    Section 2.27(a) of the Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:
(a)    At least 30 days but not more than 60 days prior to the first and/or second anniversary of the Closing Date, the Parent Borrower, by written notice to the Administrative Agent, may request an extension of any Revolving Maturity Date and/or the Term Loan Maturity Date in effect at such time by one year from its then scheduled expiration (or, in the case of the Revolving Maturity Date applicable to the Non-Extended Multicurrency Revolving Facility and the Non-Extended U.S. Revolving Facility, two years from its then scheduled expiration), with any Term Loan extension providing for the repayment of 2.50% of the aggregate principal amount of such extended Term Loans per quarter during each year following the Term Loan Maturity Date during which such extended Term Loans remain outstanding. The Administrative Agent shall promptly notify each applicable Lender of such request, and each such Lender shall in turn, in its sole discretion, not later than ~~20~~ 2 days prior to such anniversary date, notify the Parent Borrower and the Administrative Agent in writing as to whether such Lender will consent to such extension. If any Lender shall fail to notify the Administrative Agent and the Parent Borrower in writing of its consent to any such request for extension of the applicable Revolving Maturity Date and/or the Term Loan Maturity Date at least ~~20~~ 2 days prior to such anniversary date, such Lender shall be deemed to be a Non-Consenting Lender with respect to such request. The Administrative Agent shall notify the Parent Borrower not later than 1 ~~15~~ day prior to the applicable anniversary date of the decision of the Lenders regarding the Parent Borrower’s request for an extension of the applicable Revolving Maturity Date and/or the Term Loan Maturity Date, as the case may be.”
(b)    Section 2.27(b) of the Credit Agreement is hereby amended hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:
(b)     If all the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.27, then the Revolving Maturity Date and/or Term Loan Maturity Date, as applicable, in effect at such time shall, effective as at the then applicable anniversary date (the “Extension Date”), be extended for one year (or, with respect to the Revolving Maturity Date applicable to the Non-Extended Multicurrency Revolving Facility and the Non-Extended U.S. Revolving Facility for which a two year extension was requested, two years); provided that on each Extension Date the applicable conditions set forth in Section 4.2 shall be satisfied. If less than all of the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.27, then the Revolving Maturity Date and/or Term Loan Maturity Date, as applicable, in effect at such time shall, effective as at the then applicable Extension Date and subject to subsection (d) of this Section 2.27, be extended as to those Lenders that so consented (each a “Consenting Lender”) but shall not be extended as to any other Lender (each a “Non-Consenting Lender”). To the extent that the applicable Revolving Maturity Date and/or the Term Loan Maturity Date is not extended as to any Lender pursuant to this Section 2.27 and the Commitment of such Lender is not assumed in accordance with subsection (c) of this Section 2.27 on or prior to the applicable Extension Date, the Commitment of such Non-Consenting Lender shall automatically terminate in whole on such unextended Revolving Maturity Date and/or the Term Loan Maturity Date, as applicable, without any further notice or other action by the Parent Borrower, such Lender or any other Person; provided that such Non-Consenting Lender’s rights under Sections 2.19, 2.21 and 9.5, shall survive the Revolving Maturity Date and/or the Term Loan Maturity Date, as applicable, for such Lender as to matters occurring prior to such date. It is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Parent Borrower for any requested extension of the applicable Revolving Maturity Date and/or the Term Loan Maturity Date.
(c)    Section 2.27(d) of the Credit Agreement is hereby amended hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:
(a)    If (after giving effect to any assignments or assumptions pursuant to subsection (c) of this Section 2.27) Lenders having Commitments or Term Loans equal to at least 50% of Commitments or Term Loans of the applicable tranche subject to an extension request under this Section 2.27 (in each case, in effect immediately prior to the applicable Extension Date) consent in writing to a requested extension (whether by execution or delivery of an Assignment and Assumption or otherwise) not later than one Business Day prior to such Extension Date, then the Administrative Agent shall so notify the Parent Borrower, and, subject to the satisfaction of the applicable conditions in Section 4.2, the Revolving Maturity Date or Term Loan Maturity Date, as applicable, then in effect for such tranche of Commitments or Term Loans shall be extended for the additional one-year period (or, with respect to the Revolving Maturity Date applicable to the Non-Extended Multicurrency Revolving Facility and the Non-Extended U.S. Revolving Facility for which a two year extension was requested, the additional two-year period); as described in subsection (b) of this Section 2.27, and all references in this Agreement, and in the Notes, if any, to the “Revolving Maturity Date” and/or “Term Loan Maturity Date,” as applicable, shall, with respect to each Consenting Lender and each Assuming Lender for such Extension Date, refer to the applicable Revolving Maturity Date and/or Term Loan Maturity Date as so extended. Promptly following each Extension Date, the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) of the extension of the scheduled Revolving Maturity Date and/or Term Loan Maturity Date, as applicable, in effect immediately prior thereto and shall thereupon record in the Register the relevant information with respect to each such Consenting Lender and each such Assuming Lender.
Section 2.    Representations and Warranties. The Credit Parties represent and warrant to the Lenders and the Agent as of the date hereof and the Effective Date (as defined below) that:

(a)    At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in the Credit Documents are true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representation and warranty shall be true and correct) with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.
(b)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 3.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which:
(a)    the Agent (or its counsel) shall have received from the Credit Parties, the Extended Lenders and the Required Lenders, a counterpart of this Amendment signed on behalf of each such party (which, in the case of the Lenders, may be in the form of either Exhibit A or Exhibit B hereto);
(b)    the Agent (or its counsel) shall have received the following (or their equivalent), each (other than with respect to clause (iv)) certified by the secretary or assistant secretary of the Company as of the Effective Date to be true and correct and in force and effect pursuant to a certificate in a form reasonably satisfactory to the Administrative Agent: (i) copies of the articles of incorporation or charter documents of the Company, certified by the secretary or assistant secretary of the Company as of the Effective Date to be true and correct and in force and effect pursuant to a certificate in a form reasonably satisfactory to the Administrative Agent, and that the articles or charter documents are in full force and effect; (ii) copies of resolutions of the board of directors of the Company approving and adopting this Amendment (including the transactions contemplated herein) and authorizing execution and delivery hereof; (iii) copies of the bylaws, operating agreement or partnership agreement of the Company, and that such by-laws, operating agreements or partnership agreements are in full force and effect; and (iv) copies, where applicable, of a certificate of good standing of the Company in its state of organization, certified as of a recent date by the appropriate Governmental Authorities of the applicable state of organization;
(c)    the representations and warranties set forth in Section 2 hereof shall be true and correct and the Agent shall have received a certificate of a Responsible Officer to such effect;
(d)    the Agent shall have received a legal opinion of Cravath, Swaine & Moore LLP, special New York counsel to the Company, in form and substance reasonably acceptable to the Agent;
(e)    the Agent shall have received a certificate, in form and substance reasonably satisfactory to it, of a Responsible Officer certifying that immediately after giving effect to this Amendment, the Credit Parties taken as a whole are solvent as of the Effective Date; and
(f)    the Company shall have paid (i) all fees required to be paid on the Effective Date pursuant to the Engagement Letter, dated as of June 6, 2017, between the Company and Wells Fargo Securities, LLC and (ii) all fees and expenses due and payable pursuant to Section 4 hereof.
Notwithstanding the foregoing, at any time prior to the Effective Date, the Company shall have the right to withdraw the Requested Extension by delivering written notice thereof to the Administrative Agent, at which time (i) the Requested Extension shall automatically be withdrawn and (ii) this Amendment shall automatically cease to be effective.
Section 4.    Fees and Expenses. The Borrowers agree to (a) reimburse the Administrative Agent and the Multicurrency Agent, in each case, for the reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and (b) on the Effective Date, pay the Administrative Agent, (i) for the ratable account of the Extended Lenders consenting to the Requested Extension with respect to their Extended Multicurrency Revolving Commitments, an extension fee equal to 0.03% of each such Extended Lender’s Extended Multicurrency Revolving Commitments, (ii) for the ratable account of the Extended Lenders consenting to the Requested Extension with respect to their Extended U.S. Revolving Commitments, an extension fee equal to 0.03% of each such Extended Lender’s Extended U.S. Revolving Commitments, (iii) for the ratable account of the Extended Lenders consenting to the Requested Extension with respect to their Non-Extended Multicurrency Revolving Commitments, an extension fee equal to 0.06% of each such Extended Lender’s Non-Extended Multicurrency Revolving Commitments and (iv) for the ratable account of the Extended Lenders consenting to the Requested Extension with respect to their Non-Extended U.S. Revolving Commitments, an extension fee equal to 0.06% of each such Extended Lender’s Non-Extended U.S. Revolving Commitments.
Section 5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.
Section 6.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.    Effect of Amendment. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended or waived by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, but rather constitute a modification thereof pursuant to the terms contained herein. This Amendment constitutes a Credit Document.
Section 9.    Acknowledgement and Consent. (a) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Credit Party Obligations” under each of the Credit Documents to which is a party (in each case as such terms are defined in the applicable Credit Document).
(a)    Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
(b)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWERS:    WESTROCK COMPANY

By:	/s/ John D. Stakel Name: John D. Stakel Title: Senior Vice President and Treasurer

WESTROCK COMPANY OF CANADA HOLDINGS CORP./COMPAGNIE DE HOLDINGS WESTROCK DU CANADA CORP.

By:	/s/ John D. Stakel Name: John D. Stakel Title: Senior Vice President and Treasurer
GUARANTORS:    WESTROCK RKT COMPANY
By:    /s/ John D. Stakel
Name:     John D. Stakel
Title:     Senior Vice President and Treasurer
WESTROCK MWV, LLC
By:    /s/ John D. Stakel
Name:     John D. Stakel
Title:     Senior Vice President and Treasurer

[Signature Page to WestRock Amendment No. 2]

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Kay Reedy Name: Kay Reedy Title: Managing Director

[Signature Page to WestRock Amendment No. 2]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

_____________________________________,
as a Lender

By:	________________________________

Name:

Title:
If a second signature is necessary:

By:	________________________________

Name:

Title:

[Signature Page to WestRock Amendment No. 2]

Exhibit B

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Extended Multicurrency Revolving Commitments:

•	The undersigned hereby consents to the Amendment and hereby irrevocably and unconditionally agrees to the Requested Extension with respect to its Extended Multicurrency Revolving Commitments.

Extended U.S. Revolving Commitments:

•	The undersigned hereby consents to the Amendment and hereby irrevocably and unconditionally agrees to the Requested Extension with respect to its Extended U.S. Revolving Commitments.

•
Non-Extended Multicurrency Revolving Commitments:

•	The undersigned hereby consents to the Amendment and hereby irrevocably and unconditionally agrees to the Requested Extension with respect to its Non-Extended Multicurrency Revolving Commitments.

Non-Extended U.S. Revolving Commitments:

•	The undersigned hereby consents to the Amendment and hereby irrevocably and unconditionally agrees to the Requested Extension with respect to its Non-Extended U.S. Revolving Commitments.

_____________________________________,
as a Lender

By:	________________________________

Name:

Title:
If a second signature is necessary:

By:	________________________________

[Signature Page to WestRock Amendment No. 2]

Exhibit B

Name:

Title:

[Signature Page to WestRock Amendment No. 2]